-------------------------------------------------------------------------------
CHAIRMAN'S LETTER
-------------------------------------------------------------------------------
Dear Fellow Shareholders:

   1996 was another excellent year for Equity Investors. The Economy continued to deliver growth with modest inflation. Stock Market indices recorded all-time highs.

   The Bell Weather S&P Index recorded a gain of 22.8%. Addison Capital joined only a handful of Mutual Funds to outperform this index with a gain in 1996 of 23.45%.

   Increasing use of technology and emphasis on cost control should aid in maintaining the competitive position of Corporate America.

   With the Equity Markets at record levels we could see short term volatility, however long term investors should stay focused on their long term goals. Time, not timing, has provided the most investment success.

   Since our Annual Report to you on June 30, 1996, Addison Capital Shares paid .1491 cents in income dividends and $2.48 in Capital Gains.

   We appreciate your support and we remain confident that our focus on value will continue to be successful in facing the investment challenges ahead.

                                                Sincerely,


                                                /s/ Rudolph C. Sander
                                                ----------------------------
                                                Rudolph C. Sander
                                                Chairman

Dated: February 20, 1997

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------
Dear Fellow Shareholders:

   We know that we haven't been here before, but there is a disconcerting similarity between our mood this year and last year. Our exhilaration at the beginning of 1996 was tempered by a couple of concerns: first, that our clients' expectations might become unrealistic in the afterglow of such a profitable experience, but secondarily, that there was the possibility of some disappointing or shocking development derailing the financial markets from what might otherwise be an average return sort of year. We also commented that stock market price volatility ought to increase in 1996. Fortunately, nobody (at least as far as we know) is grading us on our market or economic forecasts.

   In any event, 1996 unfolded as a surprisingly calm year, with most of the volatility concentrated among technology and small capitalization stocks. Many of the year's surprises turned out to be positive, and the market's relief at the maintenance of the political status quo in November produced the biggest monthly price advance since December of 1991. Despite some year-end nervousness and selling, the S&P 500 posted a total return of better than 8% for the fourth quarter and nearly 23% for the year. Addison Capital Shares return for the final calendar quarter was slightly behind the S&P 500, but for the full year, we're pleased to report that the Fund came out slightly ahead, with a total return of 23.45%. Over the two years ended December 31, the Fund's cumulative return is a very pleasing 73.18%.

   The two-year total return on the S&P 500 is nearly 69% -- not unprecedented, but enough to suggest that a slowing in the rate of advance is probable, and a flat-to-down year shouldn't come as a surprise. After all, we are pretty far above the long term average of about 11% per year. Indeed, one study points out that in the period since 1960, there have been eight previous instances of back-to-back years of double digit stock market returns, and only eight yearly declines. Five of those eight declines occurred in a year after a "double-double." There is also a "pattern" of returns which coincides with the presidential election cycle, in which the first year of an administration tends to be the weakest and the third year tends to be the best, followed by the fourth and second years, in that order. One can imagine a whole host of reasons for this pattern to have developed over time. Of course, we are not suggesting that this, nor any other indicator, be used as the justification for changing investment policy or strategy, however, it is useful to be aware of historical reference points so as not to be too surprised when the market does suffer a period of weakness, as it inevitably will.

   So here we are again, at the beginning of another year, wondering what lies ahead for the economy and the financial markets. We remain convinced that inflation is waning and that the Federal Reserve does not intend to raise interest rates. Alan Greenspan's comment late last year about the stock market's "irrational exuberance" was surely intended to give some pause to speculative traders, and as we have noted, there have been some signs of speculation in the market during the last year or two. By and large though, the market seems to have corrected these excesses without a broad sell-off or outside interference from the monetary authorities. Based on the market's current valuation as represented by the S&P 500 Index, stocks are selling at a premium price/earnings ratio of about 19 times trailing earnings, versus their historical average of roughly 16 times earnings. The market is also selling outside of its normal range in terms of price/book value and dividend yield, however it can be argued that these measures are less meaningful due to the extensive amount of corporate restructuring and the effects of the tax code on corporate dividend policies. The current valuation premium may be justified by the lower level of inflation in the current environment and by what we hope will prove to be a less volatile economic environment -- if the Federal Reserve can resist the urge to apply the monetary brakes, followed months later by renewed monetary stimulus. We continue to be in a moderate growth period without substantial inflation pressures building, outside of the concerns about the rapid rise of financial asset values, and it seems possible for those asset values to be sustained, barring some outside catalyst or shock to the system.

   We expect stable to lower interest rates throughout 1997, and moderate economic growth, remaining in the 2-3% range. In that sort of environment, we look for corporate profits to be up at slightly less than a double digit rate, and our expectation for stock returns in 1997 is in line with that growth in earnings, although as we suggested before, we do expect that the market will be more volatile this year than last.

   The best performing groups in 1996 seem likely to continue their leadership in 1997, as the outlook for finance, technology, and energy companies remains bright. The dominance of larger capitalization issues during 1996 was well documented, and while we would welcome a resurgence of the smaller issues, we see no evidence of that at this point. Addison is maintaining its higher-than-market weight in the financial sector as well as in cyclical and energy related issues. For better or for worse, we will also stick to our diversification discipline, maintaining at least some holdings in every economic sector. The effect of that discipline should be to dampen volatility of returns. During 1996, we would have been better off focusing all of our efforts only in the sectors where the earnings and price momentum was the best. Our valuation criteria kept us from owning many of the better performing issues among the consumer staples issues, and our success there was limited to a couple of stocks, such as Rhone-Poulenc Rorer and Philip Morris, while the rest of our selection stayed cheap or got cheaper. The financial sector was a clear winner, with every holding but our lone REIT position, Health Care Property Investors, providing superior returns. Similarly, the technology sector was an area of strong performance, with only Raytheon and Xerox lagging the market. Our heavier than market weight in basic industry issues was a mixed blessing, as evidenced by the lagging performance of Union Carbide in contrast to an excellent year for Du Pont. Metals and forest products issues were almost uniformly disappointing. The utility sector was a standout for poor performance, and our performance there was only relatively good, saved by the merger of Portland General, and the good performance of Nicor, a natural gas distributor. Perhaps, Nicor belonged with the rest of the energy related issues in the portfolio, where we had roughly a market weight and where returns were above average with higher-than-market dividend yields.

   All of us at Addison want to thank you for your continued confidence in us, and we look forward to sharing the rewards of a consistently applied long term investment philosophy.

                                                Sincerely,


                                                /s/ Radcliffe Cheston
                                                --------------------------------
                                                Radcliffe Cheston
                                                President
February, 1997

--------------------------------------------------------------------------------
                         ADDISON CAPITAL SHARES, INC.
                      SCHEDULE OF PORTFOLIO INVESTMENTS
                              DECEMBER 31, 1996
                                 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   Number
                                                     of              Value
                                                   Shares          (Note A)
------------------------------------------------------------------------------
COMMON STOCK -- 97.5%
------------------------------------------------------------------------------
 Aerospace -- 5.5%
    Northrop Grumman Corporation ...........       13,413          $1,109,926
    Raytheon Company .......................       18,624             896,280
    Textron, Incorporated ..................       12,000           1,131,000
                                                                 ------------
                                                                    3,137,206
                                                                 ------------
Automobiles & Related -- 1.7%
     General Motors Corporation  .. ........       17,000             947,750
                                                                 ------------
 Automotive Parts -- 2.8%
    Echlin, Incorporated ...................       22,500             711,563
    TRW, Incorporated ......................       18,000             891,000
                                                                 ------------
                                                                    1,602,563
                                                                 ------------
Banking -- 12.9%
     Bank of Boston Corporation  ...........       18,000           1,156,500
     Chase Manhattan Corporation  ..........       14,000           1,249,500
     First Bank Systems, Incorporated ......       16,500           1,126,125
     First Union Corporation  ..... ........       15,750           1,165,500
     Standard Federal Bancorporation .......       24,000           1,365,000
     Zions Bancorporation  .................       12,500           1,300,000
                                                                 ------------
                                                                    7,362,625
                                                                 ------------
 Business Services -- 1.8%
     Reynolds & Reynolds Company ...........       40,000           1,040,000
                                                                  ------------
 Capital Goods -- 5.8%
     Harsco Corporation ....................       15,510           1,062,435
     Ingersoll-Rand Company  ...............       24,000           1,068,000
     Precision Castparts Corporation .......       25,000           1,240,625
                                                                 ------------
                                                                    3,371,060
                                                                 ------------
 Chemicals -- 3.4%
     Du Pont (E.I.) De Nemours and
        Company ............................       11,000           1,038,125
     Union Carbide Corporation .............       23,000             940,125
                                                                 ------------
                                                                    1,978,250
                                                                 ------------
 Computers -- 2.0%
     Gateway 2000***  ......................       21,500           1,151,594
                                                                 ------------
 Computers Software -- 1.6%
     Computer Associates
        International, Incorporated ........       18,000             895,500
                                                                 ------------
 Consumer Products -- 1.6%
     Mattel, Incorporated ..................       32,812             910,533
                                                                 ------------


                                                  Number
                                                    of               Value
                                                  Shares           (Note A)
------------------------------------------------------------------------------

 Electronics -- 1.8%
    Harris Corporation .....................       15,000          $1,029,375
                                                                 ------------
 Financial -- 2.7%
    Sunamerica, Incorporated ...............       34,746           1,541,854
                                                                 ------------
 Food, Beverage and Tobacco -- 3.7%
    American Brands, Incorporated ..........       18,000             893,250
    Philip Morris Companies,
     Incorporated ...........................      11,000           1,238,875
                                                                 ------------
                                                                    2,132,125
                                                                 ------------
Healthcare Facilities -- 1.5%
    Tenet Health Care Corporation** ........       40,000             875,000
                                                                 ------------
Household Products -- 1.8%
    First Brands Corporation ...............       36,000           1,021,500
                                                                 ------------
Insurance -- 4.0%
    Allstate Corporation ...................       20,000           1,157,500
    Reliastar Financial Corporation ........       20,000           1,155,000
                                                                 ------------
                                                                    2,312,500
                                                                 ------------
International Oils -- 4.0%
    Exxon Corporation ......................       12,000           1,176,000
    Royal Dutch Petroleum Company,
      N.Y ..................................        6,038           1,077,091
                                                                 ------------
                                                                    2,253,091
                                                                 ------------
Machinery -- 1.7%
    Pentair, Incorporated ..................       30,000             967,500
                                                                 ------------
 Medical Supplies -- 1.8%
     Becton Dickinson & Company ............       24,000           1,041,000
                                                                 ------------
 Metals and Mining -- 1.6%
     Phelps Dodge Corporation ..............       13,300             897,750
                                                                 ------------
 Natural Gas -- 2.4%
     PanEnergy Corporation  ................       30,000           1,350,000
                                                                 ------------
 Office Equipment -- 1.6%
     Xerox Corporation  ....................       17,358             913,465
                                                                 ------------
 Oil -- 2.0%
     Amoco Corporation  ....................       14,000           1,127,000
                                                                 ------------
 Oil Equipment & Services -- 1.7%
     Halliburton Company  ..................       16,000             964,000
                                                                 ------------
 Paper & Forest Products -- 1.5%
     Rayonier, Incorporated  ...............       22,000             844,250
                                                                 ------------
 Pharmaceuticals -- 2.0%
     Rhone-Poulenc Rorer, Incorporated .....       15,000          $1,171,875
                                                                 ------------

-------------------------------------------------------------------------------
                         ADDISON CAPITAL SHARES, INC.
                      SCHEDULE OF PORTFOLIO INVESTMENTS
                              DECEMBER 31, 1996
                                 (UNAUDITED)
-------------------------------------------------------------------------------

                                                  Number
                                                    of              Value
                                                  Shares           (Note A)
-------------------------------------------------------------------------------
 Rails/Trucking/Transportation -- 3.1%
     Burlington Northern Sante Fe ..........       10,000        $    863,750
     Norfolk Southern Corporation ..........       10,450             914,374
                                                                 ------------
                                                                    1,778,124
                                                                 ------------
 Real Estate -- 1.8%
     Health Care Property Investors,
        Incorporated .......................       28,778           1,007,230
                                                                 ------------
 Restaurants/Fast Foods -- 1.7%
     Wendy's International,
        Incorporated .......................       48,000             984,000
                                                                 ------------
 Retail Merchandising -- 1.6%
     Sears, Roebuck and Company ............       20,000             922,500
                                                                 ------------
 Services -- 1.8%
     PHH Group, Incorporated ...............       24,000           1,032,000
                                                                 ------------
 Steel -- 2.0%
     Carpenter Technology
        Corporation ........................       32,000           1,172,000
                                                                 ------------
 Textiles and Apparel -- 1.7%
     Spring Industries, Incorporated .......       22,000             946,000
                                                                 ------------
 Utilities -- Electric -- 6.8%
     DQE, Incorporated .....................       35,000           1,015,000
     FPL Group, Incorporated ...............       22,000           1,012,000
     Idaho Power Company ...................       29,000             902,625
     NIPSCO Industries, Incorporated .......       24,820             983,492
                                                                 ------------
                                                                    3,913,117
                                                                 ------------
 Utilities -- Natural Gas -- 2.1%
     Nicor, Incorporated ...................       32,886           1,175,674
                                                                 ------------
 TOTAL COMMON STOCK
     (Cost $36,274,860) ....................                     $ 55,770,011
                                                                 ------------


                                             Principal                  Value
                                                Amount                 (Note A)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS** -- 2.5%
-------------------------------------------------------------------------------
   PNC Bank $1,444,000 at 4.50%
    (Agreement dated 12/31/96, to
    be repurchased at $1,445,083
    on 1/6/97; collateralized by
    $1,378,000 U.S. Treasury Notes
    7.125%, due 9/30/99).
    (Value $1,469,064 -- Cost
    $1,444,000) ............................   $1,444,000           1,444,000
                                                                -------------
   Total Investments
     (Cost $37,718,860*)  ..................        100.0%       $ 57,214,011
   Liabilities in excess of
     other Assets  .........................         -0.0%            (28,037)
                                               ----------       -------------
   Net Assets ..............................        100.0%       $ 57,185,974
                                               ==========        =============

================================================================================
  * Aggregate cost for federal income tax purposes was $37,718,860. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

       Gross Appreciation ....................         $19,651,228
       Gross Depreciation ....................            (156,077)
                                                     -------------
          Net Appreciation ...................         $19,495,151
                                                     =============

 ** It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The values of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery of evidence of book entry transferred to the account of its custodian.

*** Non-income producing security.
                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                        December 31, 1996 (unaudited)
--------------------------------------------------------------------------------
 ASSETS:
     Investments, at value (Cost $37,718,860)  ...........          $57,214,011
     Receivables:
        Dividends ........................................               74,695
        Interest .........................................                  181
        Fund shares sold .................................               41,142
     Prepaid expense  ....................................                5,601
                                                                    -----------
--------------------------------------------------------------------------------
               TOTAL ASSETS  .............................           57,335,630
                                                                    -----------
--------------------------------------------------------------------------------
LIABILITIES:
     Cash Overdraft  .....................................                1,098
     Payable:
        Fund shares repurchased ..........................               78,316
        Dividend Distributions ...........................                1,331
     Accrued expenses  ...................................               68,911
                                                                    -----------
--------------------------------------------------------------------------------
               TOTAL LIABILITIES  ........................              149,656
                                                                    -----------
--------------------------------------------------------------------------------
NET ASSETS  ..............................................          $57,185,974
                                                                    ===========
SHARES OUTSTANDING  ......................................            2,125,250
                                                                    ===========
===============================================================================
NET ASSET VALUE PER SHARE ($57,185,974 / 2,125,250
   shares) ...............................................               $26.91
                                                                    ===========
===============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING:
     Paid-in capital  ....................................          $37,419,357
     Undistributed net investment income  ................                1,267
     Undistributed net realized gains  ...................              270,199
     Unrealized appreciation of investments  .............           19,495,151
                                                                   ------------
                                                                    $57,185,974
                                                                   ============
===============================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
            For the Six Months Ended December 31, 1996 (unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Income:
          Dividends  ................................                $  612,306
          Interest  .................................                    45,972
                                                                     ----------
--------------------------------------------------------------------------------
               Total Income  ........................                   658,278
                                                                     ----------
--------------------------------------------------------------------------------
     Expenses:
          Investment advisory fee  ..................                   202,489
          Distribution fee  .........................                   107,994
          Shareholder servicing  ....................                    67,496
          Administration fee  .......................                    37,808
          Transfer agent fee  .......................                    24,198
          Insurance  ................................                    11,885
          Audit  ....................................                     9,730
          Printing  .................................                     8,216
          Legal fee  ................................                     8,067
          Custodian fee  ............................                     7,801
          Directors' fee  ...........................                     7,562
          Federal and state registration fees  ......                     6,957
          State Taxes  ..............................                     2,872
          Miscellaneous  ............................                     2,017
                                                                     ----------
--------------------------------------------------------------------------------
             Total Expenses .........................                   505,092
                                                                     ----------
--------------------------------------------------------------------------------
               Net investment income  ...............                   153,186
                                                                     ----------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain from security transactions  ..                 1,476,298
     Change in unrealized appreciation of
        investments .................................                 4,935,979
                                                                     ----------
--------------------------------------------------------------------------------
          Net gain on investments  ..................                 6,412,277
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $6,565,463
                                                                     ==========
===============================================================================
                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       For the six months    For the Year
                                                                             ended               ended
                                                                       December 31, 1996     June 30, 1996
                                                                       ------------------   ---------------
-----------------------------------------------------------------------------------------------------------
                                                                          (unaudited)
INCREASE IN NET ASSETS:
   Operations:
     Net investment income  ........................................      $   153,186         $   314,177
     Net realized gain from security transactions  .................        1,476,298           5,495,012
     Change in unrealized appreciation of investments  .............        4,935,979           4,333,438
                                                                          -----------         -----------
---------------------------------------------------------------------------------------------------------

        Net increase in net assets resulting from operations .......        6,565,463          10,142,627
                                                                          -----------         -----------
---------------------------------------------------------------------------------------------------------
   Distributions to shareholders:
     Net investment income ($0.15 and $0.21 per share,
        respectively) ..............................................         (298,195)           (361,787)
     Capital gains ($2.49 and $1.88 per share, respectively)  ......       (4,873,658)         (3,269,571)
                                                                          -----------         -----------
      Total distributions  .........................................       (5,171,853)         (3,631,358)
                                                                          -----------         -----------
   Capital share transactions:
     Net increase in net assets derived from capital share
        transactions* ..............................................        5,088,564           5,686,785
                                                                          -----------         -----------
          Total increase in net assets  ............................        6,482,174          12,198,054
                                                                          -----------         -----------
---------------------------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------------------------
   Beginning of period .............................................       50,703,800          38,505,746
                                                                          -----------         -----------
   End of period** .................................................      $57,185,974         $50,703,800
                                                                          ===========         ===========
=========================================================================================================
 *Capital share transactions are as follows:
                                                                             Shares              Value
                                                                          -----------        ------------
        For the six months ended December 31, 1996
        Shares purchased ...........................................          112,906         $ 2,867,470
        Shares reinvested ..........................................          199,193           4,976,250
        Shares redeemed ............................................         (105,880)         (2,755,156)
                                                                          -----------         -----------
          Net Increase  ............................................          206,219         $ 5,088,564
                                                                          ===========         ===========
        For the year ended June 30, 1996
        Shares purchased  .............................................       237,345         $ 5,838,906
        Shares reinvested  ............................................       150,801           3,491,291
        Shares redeemed  ..............................................      (148,869)         (3,643,412)
                                                                          -----------         -----------
          Net increase  ............................................          239,277         $ 5,686,785
                                                                          ===========         ===========

**Undistributed net investment income $1,267 and $146,276, respectively.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                         For the six months
                                               ended
                                         December 31, 1996
                                            (Unaudited)                          Years ended June 30,
                                         ------------------   ----------------------------------------------------------
                                                                1996         1995        1994        1993        1992
                                                              ---------    ---------   ---------   ---------   ---------
Net asset value, beginning of year  ..        $ 26.42          $ 22.92     $ 20.45     $ 22.69      $ 19.64     $ 18.90
                                              -------          -------     -------     -------      -------     -------
   INCOME FROM INVESTMENT
     OPERATIONS
   Net investment income .............        $  0.07          $  0.17     $  0.22     $  0.21      $  0.24     $  0.26
   Net gains on securities (both
     realized and unrealized)  .......           3.06             5.42        3.77       (0.76)        3.72        1.57
                                              -------          -------     -------     -------      -------     -------
     Total from investment
      operations  .....................          3.13             5.59        3.99       (0.55)        3.96        1.83
                                              -------          -------     -------     -------      -------     -------
   LESS DISTRIBUTIONS
   Dividends from net investment
     income  .........................          (0.15)           (0.21)      (0.20)      (0.23)       (0.24)      (0.27)
   Distributions from capital gains ..          (2.49)           (1.88)      (1.32)      (1.46)       (0.67)      (0.82)
                                              -------          -------     -------     -------      -------     -------
     Total distributions ..............         (2.64)           (2.09)      (1.52)      (1.69)       (0.91)      (1.09)
                                              -------          -------     -------     -------      -------     -------
Net asset value, end of year  ........        $ 26.91          $ 26.42     $ 22.92     $ 20.45      $ 22.69     $ 19.64
                                              =======          =======     =======     =======      =======     =======
Total Return (1)  ....................          12.84%           25.92%      21.11%      (2.73)%      20.98%       9.93%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (in 000's)  .....................        $57,186          $50,704     $38,506     $36,171      $37,621     $31,243
   Ratio of expenses to average assets           1.87%            1.96%       2.06%       2.06%        2.13%       2.12%
   Ratio of net investment income to
     average net assets  .............           0.57%            0.69%       1.03%       1.00%        1.14%       1.32%
   Portfolio Turnover ................           8.73%           38.97%      42.82%      43.26%       30.01%      57.34%

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized

(1) Exclusive of deduction of sales charge on investment.

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
                                 (Unaudited)
--------------------------------------------------------------------------------
A. Addison Capital Shares, Inc. (the "Fund") was organized as a Maryland corporation on June 4, 1986. The Fund is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company. Significant accounting policies relating to the Fund are as follows:

 Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

 Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

 Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

 Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Addison Capital Management Company (Addison Capital), a wholly-owned subsidiary of Janney Montgomery Scott Inc. (Janney), serves as the Fund's investment adviser. For its services as adviser, Addison Capital receives a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average net assets, .50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million.

 PFPC, Inc., a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. As compensation for these services, PFPC receives a fee computed daily and paid monthly, at an annual rate of .10% of the Fund's average net assets or $100,000, whichever is greater, PFPC agreed to reduce its minimum annual fee to $75,000 for the fiscal year ending June 30, 1997.

 PNC Bank acts as the Fund's custodian. PFPC, Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

 Pursuant to an Underwriting Agreement with the Fund, Janney, a wholly-owned subsidiary of Independence Square Properties, Inc., which is in turn wholly owned by Penn Mutual Life Insurance Company, serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average net assets. Janney received brokerage commissions for the six months ended December 31, 1996 of $660.00.

 Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will supervise performance by PNC Bank and PFPC, Inc., of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to .25% of the Fund's average daily net assets.

 If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Janney and Addison Capital may reduce their fees on a pro-rata basis to the extent required by such regulations. No such reduction was required for the six months ended December 31, 1996.

 Certain officers and directors of the Fund are officers and/or directors of Addison Capital and Janney. The law firm of Morgan, Lewis & Bockius, a member of which is also an officer of the Fund, received $12,111 from the Fund for legal services rendered during the six months ended December 31, 1996.

C. Purchases and sales of securities, other than short-term obligations, aggregated $5,170,049 and $4,524,260, respectively, for the six months ended December 31, 1996.

D. As of July 3, 1995 Fund shares are sold at their net asset value. As of that date all sales charges are eliminated for all Fund Share purchases.

Directors & Officers
Rudolph C. Sander
 Chairman of the Board

Radcliffe Cheston
 President & Chief Executive Officer

Margaret M. Healy                                     ADDISON
 Director                                         ===============
                                                      CAPITAL
Charles E. Mather, III                            ===============
 Director                                              SHARES

William R. Dimeling
 Director

James Wolitarsky
 Treasurer, Chief Accounting Officer
 & Chief Financial Officer

James V. Kelly                                      Distributed by:
 Vice President                                        [LOGO]
                                               Janney Montgomery Scott
Michael R. Patitucci                                    INC
 Vice President

Charles J. Sullivan
 Vice President

Fred W. Thomas
 Vice President

James W. Jennings
 Secretary


Investment Adviser
ADDISON CAPITAL MANAGEMENT CO.                      Semi-Annual Report
1608 Walnut Street                                    to Shareholders
Philadelphia, PA 19103                              December 31, 1996

Distributor
JANNEY MONTGOMERY SCOTT INC.
1801 Market Street
Philadelphia, PA 19103

Administrator
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809